UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

August 12, 2010

Dear Fellow Shareholders:

Your Fund’s Performance

During the first half of 2010 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was influenced by the unprecedented fiscal stimulus that was introduced into the U.S. economy by the American Recovery and Reinvestment Act of 2009 and also by questions surrounding the sustainability of the U.S. economic recovery. In general, interest rates moved lower over the first half of 2010. As a result, the DUC Fund, along with the broader fixed income markets, posted solid returns.

The following table compares the performance of the DUC Fund to a broad based bond market benchmark.

For the period indicated through June 30, 2010	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Barclays Capital U.S. Aggregate Bond Index

Six Months	5.01%	6.15%	5.33%
One Year	11.45%	13.99%	9.50%
Three Years (annualized)	11.86%	8.45%	7.55%
Five Years (annualized)	4.11%	5.37%	5.54%

DUC Fund per share-based returns and DUC Fund NAV-based returns were obtained from the Administrator of the DUC Fund. Performance returns for the Barclays Capital U.S. Aggregate Bond Index were obtained from Confluence Technologies Inc. Past performance is not indicative of future results.

Based on the June 30, 2010 closing price of $12.46 and a monthly dividend of $0.07 per share, the DUC Fund common stock had an annualized dividend yield of 6.74%. The DUC Fund’s yield of 6.74% compares favorably with the 2.83% yield of the Barclays Capital U.S. Aggregate Bond Index.

Market Overview and Outlook

The U.S. gross domestic product grew modestly during the first half of 2010. Certain government stimulus programs, such as the tax credit for first-time home buyers, were either discontinued or in the process of being phased out. Ongoing concerns about high unemployment and stagnant wages, together with a double digit decline in the broader equity markets from their April peak depressed consumer confidence. Large debt burdens and a struggling housing market weighed further on consumer sentiment and the resulting reluctance of consumers to fully embrace the recovery had a dampening effect on business activity. Even with solid profitability and relatively healthy balance sheets, corporations remained reluctant to meaningfully increase capital spending or hiring. Additionally, the U.S. and international financial systems came under pressure once again as sovereign debt concerns swept through the markets. At the same time, the global economy was experiencing an uneven recovery, as emerging markets enjoyed record growth while developed economies recovered more slowly.

The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets short-term monetary policy, reaffirmed its accommodative stance by holding the federal funds rate to a “target range” of between zero and 0.25%. In February, the FOMC raised the discount rate by 25 basis points to 0.75%. This move was the first increase in the discount rate since June of 2006. The Federal Reserve Board indicated the decision was a further normalization of lending facilities, but the move reminded investors that accommodative monetary policy cannot be expected to last forever. In addition, “quantitative easing”, which had included emergency liquidity programs and purchases of U.S. Treasuries, mortgage backed securities and U.S. agency issued debt, appeared to be coming to an end.

While the FOMC held the target federal funds rate steady, investors began to question the extent to which problems overseas would impede an already tepid U.S. economic recovery. During the first half of 2010, the U.S. Treasury yield curve shifted downward and remained positively sloped (i.e., long-term rates higher than short-term rates). Yields decreased by 53 basis points on two-year maturities, by 91 basis points on ten-year maturities and by 75 basis points on thirty-year maturities. Pushing the U.S. Treasury yield curve lower was a recurrence of the “flight to quality” that had last occurred at the height of the credit crisis, when many investors sought refuge in the relative safety of the U.S. Treasury market. Investors grew concerned that contagion from Europe’s sovereign debt crisis could spread to the U.S. credit markets, so they allocated funds away from the credit sensitive areas of the bond market to the perceived safety of U.S. Treasuries. Overall, the broader fixed income markets posted solid returns for the first half of 2010.

Looking forward to the second half of 2010, we believe that the U.S. economy is likely to experience positive albeit moderate growth. A stubbornly high rate of U.S. unemployment, falling consumer confidence and a housing market that struggles to find a bottom are expected to make the recovery slow and uneven. In addition, the impending expiration of previous tax cuts and expanding state budget deficits all threaten to derail the stimulus driven economic recovery. The FOMC recently repeated its commitment to an “extended period” of exceptionally low interest rates, while acknowledging that financial conditions are now “less supportive” of economic growth, largely reflecting a concern with developments abroad. While many investors believe that the next move by the FOMC will be a tightening in monetary policy and a further reversal of quantitative easing, the timing of such moves remains open to ongoing debate. Even as policy makers wrestle with the decision of how and when to wean the economy from two years of unprecedented support, debate continues regarding the need for additional stimulus both at home and abroad. In addition, questions exist about the ability of the economy to move forward after stimulus programs are fully phased out. Therefore, in the near term, volatility in the financial markets may remain elevated. Longer term, a scenario of moderate though sustainable growth accompanied by renewed inflation concerns could set the stage for upward pressure on long-term interest rates. Under this scenario, the returns of leveraged bond funds would be restrained by both negative pressure on bond valuations due to increased volatility and the potential for a rise in long-term interest rates.

About Your Fund

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of June 30, 2010, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $95 million and senior debt in the amount of $95 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 37% of the DUC Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) fosters an environment in which leverage can add incremental income. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the DUC Fund. Management of the DUC Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders and believes a successful solution must serve three guiding principles.

•	First, a successful solution must not materially disadvantage the common shareholders and their ability to benefit from the use of leverage.
•

Second, the solution should be long-term oriented in nature. A short-term financing solution that provides near-term liquidity but no assurance of long-term funding could expose the DUC Fund’s shareholders to adverse changes in the market.

•	Third, a feasible solution should not lead to an increase in investment restrictions, an encumbered investment process or a reduced pool of investment alternatives.

After reviewing various options meant to resolve preferred share illiquidity, in March 2009 management arranged a $190 million credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the DUC Fund redeemed $95 million of AMPS.

In May of 2009, the DUC Fund sought and received shareholder approval for an amendment to the Fund’s fundamental investment restriction relating to borrowing (which previously required a 300% asset coverage) to allow the DUC Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and related U.S. Securities and Exchange Commission (“SEC”) rules and interpretations, including exemptive orders.

In September of 2009, the DUC Fund received an exemptive order from the SEC that permits the DUC Fund, for a transitional period ending in October 2010, to maintain 200% asset coverage with respect to any new debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. The relief provided by the exemptive order is limited to any debt incurred to refinance the $95 million of preferred stock that was outstanding in September 2009; it does not apply to the $95 million of debt previously incurred. In addition, the DUC Fund is also limited in its ability to redeem additional preferred stock by guidelines established by one of the rating agencies as a condition of maintaining the AAA rating of the preferred stock outstanding.

Management of the DUC Fund continues to review various options meant to resolve preferred share illiquidity. Further redemptions of preferred stock are contingent on the ability of any solution to serve the aforementioned three guiding principles. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the DUC Fund’s outstanding preferred stock will be retired in the near future. The DUC Fund will announce any redemption through press releases and postings on its website.

The DUC Fund does not currently use derivatives and has no investments in structured investment vehicles (“SIVs”). Additionally, the portfolio has no direct exposure to financial intermediaries that focus exclusively on derivatives or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the task of identifying and quantifying counterparty risk that is often the result of derivatives positions among both financial and non-financial companies. In addition, government intervention and the potential for additional regulation have introduced additional uncertainty into the capital structure of various financial intermediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund. Although it is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets, management believes that the diversification of the portfolio across sectors and issuers should help to limit volatility to some degree.

The DUC Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. Based on GAAP, for the six month period ended June 30, 2010, 75% of the total distributions were attributable to current year net investment income and 25% were in excess of current year net investment income and were therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In January 2011, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the Fund’s 2010 distributions.

The Annual Shareholder Meeting

Francis E. Jeffries retired as a director of the DUC Fund when his term of office ended at the annual meeting of shareholders on May 6, 2010. Mr. Jeffries first began work as an analyst with the former Duff & Phelps Corporation in 1966 and rose to become its Chairman and Chief Executive Officer. He became a director of the DUC Fund when it was first organized in 1993. He also served as Chairman of the Board of the DUC Fund from its date of inception to 2009. The DUC Fund expresses its deepest appreciation for Mr. Jeffries’ dedicated service and distinguished leadership over the past decades and wishes him well in his retirement. In addition, Connie K. Duckworth, who served as a director of the DUC Fund from 2009 to 2010, resigned on January 15, 2010 in order to devote more time to the non-profit organization of which she is the founder and Chief Executive Officer-Arzu, Inc. (Arzu Studio Hope), which promotes economic independence and education among women in Afghanistan through the sale of local products. The DUC Fund expresses its sincere appreciation to Ms. Duckworth for her dedicated service. The DUC Fund’s Board, on the recommendation of its nominating and governance committee, decided to reduce the size of the Board from twelve to ten directors following the departures of Mr. Jeffries and Ms. Duckworth.

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at 1-866-221-1681, or for more details, please refer to page 18.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Portfolio of Investments

June 30, 2010 (Unaudited)

Principal Amount (000)		Description	Value (Note 1)

		LONG-TERM INVESTMENTS—152.9%
		U.S. Government and Agency Obligations—10.0%
		Federal National Mortgage Association,
$5,000		6.00%, 5/15/11	$5,245,795
208		8.00%, 10/01/30	233,267
769		7.00%, 12/01/31	871,464
		Government National Mortgage Association Pass-Through Certificates,
13		7.00%, 3/15/26	15,185
64		8.00%, 11/15/30	73,809
33		8.00%, 2/15/31	38,888
		U.S. Treasury Note,
8,000		3.875%, 9/15/10	8,061,880
8,000		1.50%, 10/31/10	8,035,624
10,000		4.50%, 2/28/11	10,280,470

		Total U.S. Government and Agency Obligations (Cost $32,616,541)	32,856,382

		Corporate Bonds—136.2%
		Financial—27.5%
		Boeing Capital Corp.,
7,000	(a)	6.50%, 2/15/12	7,604,870
		Caterpillar Financial Services Corp.,
7,000	(a)	7.15%, 2/15/19	8,636,061
		CPG Partners L.P.,
7,900		8.25%, 2/01/11	8,174,691
		Daimler Finance NA LLC.,
6,000		7.75%, 1/18/11	6,199,734
		ERP Operating Limited Partnership,
5,000		6.625%, 3/15/12	5,382,505
		General Electric Capital Corp.,
6,000		6.125%, 2/22/11	6,193,800
		Household Finance Corp.,
6,000		8.00%, 7/15/10	6,009,624
		JPMorgan Chase & Co.,
5,000		5.375%, 10/01/12	5,407,035
5,000		4.75%, 5/01/13	5,337,565
		Keybank, N.A.,
3,200		7.30%, 5/01/11	3,325,078
		Mack-Cali Realty, L.P.,
7,000		7.75%, 2/15/11	7,211,827
		NationsBank Capital Trust IV,
10,000		8.25%, 4/15/27	9,825,000
		US Bank, N.A.,
5,000		4.95%, 10/30/14	5,454,245
		Wells Fargo Bank, N.A.,
5,000		6.45%, 2/01/11	5,143,470

			89,905,505

Principal Amount (000)		Description	Value (Note 1)

		Industrial—37.2%
		Archer-Daniels-Midland Company,
$4,000	(a)	7.125%, 3/01/13	$4,582,572
		Coca-Cola Enterprises, Inc.,
6,000	(a)	8.50%, 2/01/12	6,677,838
		Devon Financing Corp.,
6,000	(a)	6.875%, 9/30/11	6,407,910
		Dow Chemical Company,
6,000		9.00%, 4/01/21	7,194,444
		Hewlett-Packard Co.,
7,000	(a)	6.125%, 3/01/14	8,048,299
		Kraft Foods, Inc.,
5,000		6.25%, 6/01/12	5,452,380
		Potash Corporation of Saskatchewan, Inc.,
8,578	(a)	7.75%, 5/31/11	9,077,857
		Premcor Refining Group, Inc.,
5,000	(a)	6.125%, 5/01/11	5,136,570
		Sun Company, Inc.,
5,000	(a)	9.00%, 11/01/24	6,219,795
		Target Corp.,
5,000		6.00%, 1/15/18	5,916,785
		Tele-Communications, Inc.,
5,275	(a)	10.125%, 4/15/22	7,450,906
3,200	(a)	9.875%, 6/15/22	4,405,053
		Time Warner Cable, Inc.,
3,000		7.50%, 4/01/14	3,488,577
		Time Warner Entertainment Company, L.P.,
5,000	(a)	8.875%, 10/01/12	5,716,845
		Time Warner, Inc.,
5,000	(a)	9.15%, 2/01/23	6,745,355
		Viacom, Inc.,
5,000		6.25%, 4/30/16	5,678,245
		Wal-Mart Stores, Inc.,
5,000		6.75%, 10/15/23	6,253,215
		Wellpoint, Inc.,
5,000		6.80%, 8/01/12	5,489,525
		Xerox Corp.,
5,000		6.35%, 5/15/18	5,585,910
		XTO Energy, Inc.,
5,000	(a)	6.50%, 12/15/18	6,077,820

			121,605,901

		Telephone—17.0%
		AT&T Wireless Services, Inc.,
10,000	(a)	8.125%, 5/01/12	11,194,760
		British Telecommunications PLC,
10,000	(b)	8.125%, 12/15/10	10,343,380
		Deutsche Telekom International Finance,
5,000		5.25%, 7/22/13	5,383,390

See Notes to Financial Statements.

Principal Amount (000)		Description	Value (Note 1)

		France Telecom SA,
$7,625	(a)(b)	7.75%, 3/01/11	$7,957,969
		New York Telephone Co.,
5,000		8.625%, 11/15/10	5,138,545
		Rogers Communications, Inc.,
6,000		7.50%, 3/15/151	7,167,264
		Verizon Global Funding Corp.,
7,500	(a)	7.375%, 9/01/12	8,430,450

			55,615,758

		Utilities—54.5%
		AGL Capital Corp.,
10,000	(a)	7.125%, 1/14/11	10,295,710
		American Water Capital Corp.,
5,000		6.593%, 10/15/37	5,624,915
		Arizona Public Service Co.,
5,000	(a)	6.875%, 8/01/36	5,725,815
		Atmos Energy Corp.,
5,000		7.375%, 5/15/11	5,249,630
		CalEnergy Company, Inc.,
10,000	(a)	8.48%, 9/15/28	12,934,060
		Cleveland Electric Illumination Co.,
6,713	(a)	8.875%, 11/15/18	8,589,357
		Entergy Texas, Inc.,
10,000	(a)	7.125%, 2/01/19	11,832,380
		FirstEnergy Corp.,
5,000	(a)	7.375%, 11/15/31	5,286,435
		FPL Group Capital, Inc.,
6,000		5.625%, 9/01/11	6,274,896
		Hydro-Quebec,
10,000	(a)	7.50%, 4/01/16	12,552,460
		Kinder Morgan Energy Partners,
5,000	(a)	7.75%, 3/15/32	5,679,480
		National Rural Utilities Cooperative Finance Corp.,
5,000		5.50%, 7/01/13	5,531,950
		Oncor Electric Delivery Co., LLC,
5,000		6.375%, 5/01/12	5,403,175
		ONEOK, Inc.,
4,060		7.125%, 4/15/11	4,240,167
		ONEOK Partners, L.P.,
5,000		6.15%, 10/01/16	5,625,925
		Progress Energy, Inc.,
6,000	(a)	7.10%, 3/01/11	6,239,616
5,000		7.05%, 3/15/19	5,917,070
		PSE&G Power, LLC,
7,195	(a)	7.75%, 4/15/11	7,552,346
		Reliant Energy Resources Corp.,
10,000	(a)	7.75%, 2/15/11	10,389,610
		South Carolina Electric & Gas Co.,
5,685		6.50%, 11/01/18	6,802,967
		Trans-Canada Pipelines Limited,
10,000		9.875%, 1/01/21	14,013,250

Principal Amount (000)		Description	Value (Note 1)

		Wisconsin Energy Corp.,
$6,000		6.50%, 4/01/11	$6,239,712
		Xcel Energy, Inc.,
10,131	(a)	7.00%, 12/01/10	10,370,841

			178,371,767

		Total Corporate Bonds (Cost $419,051,519)	445,498,931

		Asset-Backed Securities—1.8%
		Detroit Edison Securitization Funding LLC 2001-1 A6,
5,000		6.62%, 3/01/16	5,884,689

		Total Asset-Backed Securities (Cost $5,925,000)	5,884,689

Shares
		Non-Convertible Preferred Stock—4.9%
		Financial—4.9%
		Duke Realty Corp., Series M,
100,000		6.95%	2,163,000
		Duke Realty Corp., Series N,
100,000		7.25%	2,226,000
		Kimco Realty Corp., Series G,
100,000		7.75%	2,543,000
		Public Storage, Inc., Series I,
120,000		7.25%	3,031,200
		Realty Income Corp., Series D,
100,000		7.375%	2,576,000
		UDR, Inc., Series G,
100,000		6.75%	2,303,000
		Vornado Realty Trust, Series I,
50,000		6.625%	1,073,000

		Total Non-Convertible Preferred Stock (Cost $16,713,000)	15,915,200

		Total Investments—152.9% (Cost $474,306,060)	500,155,202
		Other Assets in Excess of Liabilities 5.1%	16,899,303
		Committed Facility Agreement—(29.0)%	(95,000,000)
		Liquidation Value of Preferred Shares—(29.0)%	(95,000,000)

		Net Assets Applicable to Common Stock—100%	$327,054,505

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	Security’s original coupon rate is shown. Coupon rate subject to change if security’s rating is upgraded or downgraded by Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total

Asset-backed securities	$—	$5,884,689	$—	$5,884,689
Corporate bonds—Financial	—	89,905,505	—	89,905,505
Corporate bonds—Industrial	—	121,605,901	—	121,605,901
Corporate bonds—Telephone	—	55,615,758	—	55,615,758
Corporate bonds—Utilities	—	178,371,767	—	178,371,767
Mortgage-backed securities	—	6,478,408	—	6,478,408
Non-convertible preferred stock	15,915,200	—	—	15,915,200
U.S. Government obligations	—	26,377,974	—	32,856,382

Total	$15,915,200	$484,240,002	$—	$500,155,202

Summary of Ratings as a Percentage of Long-Term Investments

as of June 30, 2010

(Unaudited)

Rating *	%
AAA	8.9%
AA	3.5%
A	27.7%
BBB	55.0%
BB and Below	4.9%

100.0%

*	Based on the lowest rating of Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

Sector Allocation as a Percentage of Total Investments

as of June 30, 2010

(Unaudited)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

June 30, 2010

(Unaudited)

Assets

Investments, at value (cost $474,306,060)	$500,155,202

Cash	8,733,047

Interest receivable	8,455,471

Dividends receivable	84,505

Other assets	5,685

Total assets	517,433,910

Liabilities

Bank loan payable (Note 6)	95,000,000

Investment advisory fee payable (Note 2)	232,102

Administrative fee payable (Note 2)	43,866

Dividends payable on Auction Market Preferred Shares	25,109

Interest payable on bank loan (Note 6)	8,245

Accrued expenses	70,083

Total liabilities	95,379,405

Auction Market Preferred Shares (7,600 shares authorized, 3,800 shares issued and outstanding, liquidation preference $25,000 per share)	95,000,000

Net Assets Applicable to Common Stock	$327,054,505

Capital

Common stock, $.01 par value, 599,992,400 shares authorized, 27,268,461 shares issued and outstanding (Note 4)	$272,684

Additional paid-in capital	369,732,836

Distributions in excess of net investment income	(16,169,585)

Accumulated net realized loss on investment transactions	(52,630,572)

Net unrealized appreciation on investments	25,849,142

Net Assets Applicable to Common Stock	$327,054,505

Net asset value per share of common stock: ($327,054,505 ÷ 27,268,461 shares of common stock issued and outstanding)	$11.99

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Operations

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income

Interest income	$11,902,896

Dividend income	601,094

Total investment income	12,503,990

Expenses

Investment advisory fees (Note 2)	1,270,972

Bank loan fees and expenses (Note 6)	474,884

Administrative fees (Note 2)	239,965

Directors’ fees and expenses	98,233

Professional fees	77,837

Commissions expense—Auction Market Preferred Shares	71,645

Reports to shareholders	38,337

Custodian fees and expenses	26,393

Transfer agent fees and expenses	18,365

Registration fees	11,920

Leverage fees and expenses	7,934

Other	27,168

Total operating expenses	2,363,653

Interest expense (Note 6)	690,662

Total expenses	3,054,315

Net investment income	9,449,675

Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investment transactions	2,096,169

Net change in unrealized appreciation/depreciation on investments	8,540,355

Net realized and unrealized gain on investments	10,636,524

Dividends and Distributions On Auction Market Preferred Shares from net investment income	(717,496)

Net Increase in Net Assets Applicable to Common Stock Resulting from Operations	$19,368,703

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
Operations

Net investment income	$9,449,675	$20,738,442

Net realized gain/(loss) on investment transactions	2,096,169	(10,626,872)

Net change in unrealized appreciation/depreciation on investments	8,540,355	43,688,159

Dividends and distributions on Auction Market Preferred Shares from net investment income	(717,496)	(1,829,247)

Net increase/(decrease) in net assets resulting from operations	19,368,703	51,970,482

Dividends and Distributions on Common Stock from and in excess of net investment income	(11,437,850)	(22,395,510)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of 61,316 shares and 122,832 shares of common stock, respectively	730,586	1,391,999

Total increase/(decrease) in net assets	8,661,439	30,966,971

Net Assets

Beginning of period	318,393,066	287,426,095

End of period(a)	$327,054,505	$318,393,066

(a) includes distributions in excess of net investment income of	$(16,169,585)	$(13,463,914)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Cash Flows

For the Six Months Ended June 30, 2010 (Unaudited)

Increase/(Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received (excluding discount and premium amortization of ($3,922,262))	$17,268,904

Net realized long-term capital gain received from bankruptcy settlement	490,290

Operating expenses paid	(2,373,430)

Interest expense paid	(688,982)

Dividends paid on preferred stock	(707,940)

Purchase of long-term portfolio investments	(113,685,059)

Proceeds from sales and maturities of long-term portfolio investments	107,763,598

Net cash provided from operating activities	8,067,381

Cash flows provided from (used for) financing activities:

Dividends paid on common stock(a)	(10,707,130)

Net cash used for financing activities	(10,707,130)

Net decrease in cash	(2,639,749)

Cash at beginning of period	11,372,796

Cash at end of period	$8,733,047

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$19,368,703

Purchase of investment securities	(113,685,059)

Proceeds from sale/redemption of investment securities	107,763,598

Net realized gain on investment transactions	(1,605,879)

Net change in unrealized appreciation/depreciation on investments	(8,540,355)

Amortization of premiums and discounts on debt securities	3,922,262

Decrease in interest receivable	842,652

Decrease in other assets	22,104

Increase in interest payable on bank loan	1,680

Decrease in accrued expenses and other liabilities	(22,325)

Total adjustments	(11,301,322)

Net cash provided from operating activities	$8,067,381

(a)	Non-cash financing activities not included herein consist of reinvestment of dividends of $730,586.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE			2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.70		$10.61	$11.65	$11.97	$12.50	$13.51

Net investment income(1)	0.35		0.77	0.84	0.93	0.71	0.73
Net realized and unrealized gain/(loss) on investments transactions	0.39		1.22	(0.83)	(0.09)	(0.25)	(0.72)
Dividends and distributions on Auction Market Preferred Shares from net investment income	(0.03)		(0.07)	(0.27)	(0.38)	(0.07)	—

Net increase/(decrease) from investment operations	0.71		1.92	(0.26)	0.46	0.39	0.01

Dividends and distributions on common stock from and in excess of net investment income	(0.42)		(0.83)	(0.78)	(0.78)	(0.84)	(1.02)

Offering costs—Auction Market Preferred Shares	—		—	—	—	(0.08)	—

Net asset value, end of period	$11.99		$11.70	$10.61	$11.65	$11.97	$12.50

Per share market value, end of period	$12.46		$12.29	$10.11	$10.32	$11.62	$13.10

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	5.01%		30.69%	5.30%	(4.71)%	(4.82)%	(3.84)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	1.91	%(6)	2.12%	1.37%	1.34%	2.98%	2.55%
Operating expenses(4)	1.48	%(6)	1.72%	1.37%	1.34%	1.12%	1.05%
Net investment income(5)	5.91	%(6)	6.82%	7.42%	7.88%	5.87%	5.64%
SUPPLEMENTAL DATA
Portfolio turnover	19%		23%	12%	19%	15%	15%
Net assets applicable to common stock, end of period (000)	$327,055		$318,393	$287,426	$315,439	$324,056	$337,952
Preferred stock outstanding (000)	$95,000		$95,000	$190,000	$190,000	$190,000	$—
Asset coverage per share of preferred stock, end of the period	$111,067		$108,788	$62,819	$66,505	$67,639	$—
Bank loan outstanding (000)	$95,000		$95,000	$—	$—	$—	$—
Asset coverage per $1,000 on bank loan, end of the period	$5,443		$5,352	$—	$—	$—	$—
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of period (000)	$—		$—	$—	$—	$—	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$—		$—	$—	$—	$—	$142,295
Asset coverage per $1,000 at end of period	$—		$—	$—	$—	$—	$3,363

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio from 2005 and 2006 excluded interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratio from 2006 through June 30, 2010 includes Commissions expense—Auction Market Preferred Shares. Ratio from 2009 through June 30, 2010 excludes Interest expense.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 5.46%, 6.22%, 5.01%, 4.66%, 5.31%, and 5.64%, respectively.
(6)	Annualized.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

June 30, 2010 (Unaudited)

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2009 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 5.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: The Fund has adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), subject to a monthly minimum of $12,500.

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the six months ended June 30, 2010 aggregated $87,025,450 and $70,787,713, respectively. For the six months ended June 30, 2010, the Fund had purchases and sales of $26,659,609 and $25,000,586, respectively, of U.S. Government securities.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2010 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$490,852,983	$18,284,047	$8,981,828	$9,302,219

As of December 31, 2009, the Fund had a net capital loss carryforward of $54,726,741, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014, $13,096,121 expires in 2015 and $18,907,565 expires in 2017. This carryforward will be available to offset amounts of any future taxable gains.

Note 4. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the six months ended June 30, 2010 and the year ended December 31, 2009, there were 61,316 and 122,832 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 5. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. As of June 30, 2010, there were 3,800 shares of AMPS outstanding. Dividend rates ranged from 1.46% to 1.58% for the six months ended June 30, 2010.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate which ranged from 1.15% to 6.01% between February 14, 2008 and the date of this report. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 6. Borrowings

On March 12, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000. The purpose of the Facility is to enable the Fund to retire its outstanding preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at a 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2010 were $477,639 and are included in Bank loan fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the six month period ended June 30, 2010, the average daily borrowings under the Facility and the weighted daily average interest rate were $95,000,000 and 1.447%, respectively. As of June 30, 2010, the amount of such outstanding borrowings was $95,000,000. The interest rate applicable to the borrowing on June 30, 2010 was 1.634%. The Bank has the ability to borrow the Hypothecated Securities, (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with the borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2010, Hypothecated Securities under the Facility had a market value of $227,819,040 and there were no Rehypothecated Securities outstanding.

Note 7. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Note 8. Subsequent Events

Subsequent to June 30, 2010, dividends declared and paid on preferred stock totaled $173,812 through August 12, 2010. A dividend of $0.07 per share of common stock was paid on July 30, 2010, to common shareholders of record on July 15, 2010. The board of directors has also declared a dividend of $0.07 per share of common stock to be paid on August 31, 2010, to common shareholders of record on August 16, 2010.

Princeton has elected to terminate its service agreement under the terms of its agreement with the Fund. The Board has approved a successor administrator, J.J.B. Hilliard, W.L. Lyons LLC, to provide administrative services to the Fund. A transition process has commenced to complete this change in administrative service providers and the transition is expected to be completed by August 31, 2010.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 6, 2010. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Robert J. Genetski (2013)*	23,004,620	2,043,356
Philip R. McLoughlin (2013)*	22,981,533	2,066,443
Nathan I. Partain (2013)*	23,034,035	2,013,941

*	Elected by holders of the Fund’s common and preferred stock voting as a single class.

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser toll free at (800) 338-8214 and on the Securities Exchange Commission’s (“SEC”) website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling the Adviser toll free at (800) 338-8214.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the 1940 Act, the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s auction market preferred shares. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Lipper General Bond Funds Average (the Fund’s Lipper category) and the Barclays U.S. Credit Index (a subset of the Barclays U.S. Aggregate Bond Index. The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Committee’s analysis, the Adviser furnished the Committee with information from Lipper Fiduciary Services, an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged debt funds.

Included in the Adviser’s Form ADV furnished to the Committee was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 23, 2010, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2011.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York Mellon Corporation (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681.

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

Princeton Administrators, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

Custodian

The Bank of New York Mellon Corporation

BNY Mellon Asset Services

Transfer Agent

The Bank of New York Mellon Corporation

BNY Mellon Shareowner Services

P.O. Box 358015

Pittsburgh, PA 15252

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2010

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	INVESTMENTS.

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2010) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	August 25, 2010

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 25, 2010